Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

All awards granted under the Plan are subject to any clawback policy of ours in effect at the time of grant or that the Company is required to adopt to comply with applicable laws. The administrator may require a participant to forfeit, return or reimburse us all or a portion of the award and any amounts paid under the award in order to comply with any such clawback policy or applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events.